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                         Filed Pursuant to Rule 497(c)  SEC File No. 333-160722

                       SUPPLEMENT DATED JUNE 25, 2018 TO
             PROSPECTUS DATED APRIL 30, 1999 (AS SUPPLEMENTED) FOR
  INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE
                              COMPANY THROUGH ITS
         METROPOLITAN LIFE SEPARATE ACCOUNT E (THE "VARIABLE ACCOUNT")

This supplement describes changes to certain individual variable annuity contracts issued by Metropolitan Life Insurance Company. This supplement revises certain information contained in the Prospectus.

                      NEW ADMINISTRATIVE OFFICE ADDRESSES

The mailing address for loan payments, purchase payments, and other contract owner service requests will change effective the opening of business on July 2, 2018. We will continue to accept your loan payments, purchase payments, and other service requests at the old address at P.O. Box 14594, Des Moines, IA 50306-3594 through close of business August 31, 2018. On and after September 1, 2018, if you send your loan payment, purchase payment, or other contract owner service request to an address other than the one we have designated below there may be a delay in processing your request or applying payments or it may be deemed Not In Good Order and returned to you.

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FOR LOAN PAYMENTS:                     FOR PURCHASE PAYMENTS:                 CONTRACT OWNER SERVICE REQUESTS:

Metropolitan Life Insurance Co.        Metropolitan Life Insurance Co.        Variable Products:
P.O. Box 70243                         P.O. Box 70244                         Metropolitan Life Insurance Co.
Philadelphia, PA 19176-0243            Philadelphia, PA 19176-0244            P.O. Box 7104
                                                                              Troy, Michigan 48007-7104
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       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE